UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information.

Item 2.02.	Results of Operations and Financial Condition

On April 27, 2005, WellPoint, Inc. (the “Company”) issued a press release reporting its financial results for its fiscal first quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

All of the information furnished in this report (including Exhibit 99.1 hereto) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Section 8—Other Events.

Item 8.01.	Other Events.

On April 27, 2005, the Company announced that its Board of Directors had declared a 2-for-1 stock split in the form of a stock dividend of one share for each outstanding share payable on May 31, 2005 to shareholders of record on May 13, 2005. A copy of the press release containing such announcement is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Section 9—Financial Statements and Exhibits.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Exhibit
99.1	Press Release dated April 27, 2005 reporting WellPoint, Inc. financial results for its fiscal first quarter ended March 31, 2005 and announcing a stock dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2005

WELLPOINT, INC.

By:	/S/ DAVID C. COLBY
	Name:	David C. Colby
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated April 27, 2005 reporting WellPoint, Inc. financial results for its fiscal first quarter ended March 31, 2005 and announcing a stock dividend.